Exhibit 10.18

SUBSCRIPTION AGREEMENT FOR DEBENTURE UNITS

SNOW LAKE RESOURCES LTD.

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY? The following items in this Subscription Agreement must be completed. (Please initial each applicable box.)
All Subscribers
Complete all Subscriber information in the boxes on page 2.

Subscribers resident in the United States
Schedule A and Appendix 1 and 2 thereto, indicating which category (if any) is applicable.
Subscribers resident in Canada purchasing under the “accredited investor” exemption
Schedule C, indicating which category (if any) is applicable. If you are purchasing as an individual relying on category (j), (j.1), (k) or (l) of the Accredited Investor Certificate, please also complete Form 45-106F9 – Form for Individual Accredited Investors attached as Schedule D hereto.
Subscribers that are resident outside the United States and Canada
Please complete Schedule E.

A completed and executed copy of this Subscription Agreement, including all applicable schedules, must be delivered to:

Garfinkle Biderman LLP

1 Adelaide St E, Suite 801

Toronto, ON M5C 1J4

Attention: Shimmy Posen

Fax No: 416-869-0547

E-mail: sposen@garfinkle.com

METHOD OF PAYMENT

Provide payment of the purchase price in Canadian dollars by delivering a certified cheque, money order or bank draft made payable to “Garfinkle Biderman LLP, in trust” or by wire to Garfinkle Biderman LLP in accordance with the wire instructions attached hereto as Schedule “G”

SNOW LAKE RESOURCES LTD.
SUBSCRIPTION AGREEMENT

TO:	SNOW LAKE RESOURCES LTD. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation an unsecured convertible debenture of the Corporation (the “Debenture”) having an aggregate principal amount set forth below (such principal amount being reduced by an original issuance discount equal to 5%) and the corresponding number of Warrants (as defined herein) as calculated and set forth below, for the purchase price set forth below, upon and subject to the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Debenture and Warrants” (the “Terms and Conditions”, and together with this page and the attached schedules, the “Subscription Agreement”).

Purchase Price: $	Account Registration Information: Same as Subscriber Information ☐ or
(the “Subscription Amount”) (Principal Amount less the
original issuance discount of 5%)	(Name)

Aggregate Principal Amount: $	(Account Reference, if applicable)

Subscriber Information:	(Address, including Postal Code) (Telephone Number)

(Name of Subscriber)	Additional Subscriber Information:

Account Reference (if applicable):	1. Number and kind of securities of the Issuer held, directly or indirectly, if any:

By:
Authorized Signature	2. State whether Subscriber is an Insider of the Issuer:
Yes ☐ No ☐

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)	Name of Principal

(Subscriber’s Address, including Municipality and Province)	Principal's Address

City/Town Province Postal Code

(Telephone Number) (Email Address)	Principal's Telephone Number -OR- E-mail Address

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription this       day of December, 2020.

SNOW LAKE RESOURCES LTD.

Per:
Authorized Signatory

TERMS AND CONDITIONS OF SUBSCRIPTION FOR DEBENTURE AND WARRANTS

1.	Subscription for Debentures and Warrants. The Subscriber hereby confirms its subscription for and offer to purchase the Debenture and Warrants, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount, which is payable as described in Sections 4 and 5 hereto (the offer, issue and sale of the Debenture and Warrants, the “Offering”). The Debenture subscribed for hereunder forms part of a larger sale of an aggregate of up to $600,000 of Debentures.

The Debenture will entitle the holders thereof to receive such number of common share purchase warrants (each, a “Warrant”) equal to half of the number of Common Shares issuable upon conversion of the Debenture at the initial Conversion Price (as defined below). Each Warrant is exercisable into one Common Share (a “Warrant Share”) at an exercise price of $0.30 per Warrant Share (the “Warrant Exercise Price”) for a period of two years from the date the Corporation achieves a Public Offering of the Common Shares and such Common Shares are freely tradable, subject to adjustment as set forth in the terms of the Warrants.

The description of the Debenture and the Warrants in this Subscription Agreement is a summary only and is subject to the detailed provisions of the certificates representing the Debenture and the Warrants.

2.	Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)	“Accredited Investor Certificate” means the Accredited Investor Certificate in the form attached hereto as Schedule A and B;

(b)	“affiliate” has the meaning ascribed to such term in the Business Corporations Act (Ontario), as in effect on the date of this Subscription Agreement.

(c)	“Asset Sale” means the sale of any assets of the Corporation outside of the ordinary course of busines.

(d)	“Business Day” means any day other than a Saturday, Sunday or any other day on which principal chartered banks located in the City of Toronto are not open for business;

(e)	“Conversion Price” means, subject to adjustment as provided in the Debenture, the lesser of (i) $0.25 per Common Share, and (ii) a 20% discount to the issue price of any Common Shares issuable upon the sale or conversion of Offered Securities issued in a Qualified Financing;

(f)	“Closing” means the completion of the issue and sale by the Corporation and the purchase by the Subscribers of the Debentures and Warrants pursuant to the subscription agreements, in the form of this Subscription Agreement, completed by Subscribers;

(g)	“Closing Date” has the meaning ascribed thereto in Section 7;

(h)	“Closing Time” means 1:00 p.m. (Toronto time) on the Closing Date or such other time as the Corporation may determine;

(i)	“Common Shares” means fully-paid and non-assessable common shares in the capital of the Corporation as constituted on the date hereof, and after the date hereof any other shares, other securities, money or property which the Subscriber is entitled to receive in respect or substitution thereof upon conversion of the Debenture;

(j)	“Designated Provinces” means each of the provinces of Canada;

(k)	“Disclosed Principal” mean a principal for whom the Subscriber is purchasing as disclosed on the face page of this Subscription Agreement;

(l)	“distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (Ontario);

(m)	“material” means material in relation to the Corporation and its subsidiaries, considered on a consolidated basis;

(n)	“Maturity Date” means the earlier of (i) December 23, 2022, (ii) the date the Corporation completes a Public Offering, and (iii) such earlier date as the principal amount hereof may become due, subject to and in accordance with the terms, conditions and provisions of the Debenture, subject to extension upon mutual agreement of the parties;

(o)	“NI 45-106” means National Instrument 45-106 - Prospectus Exemptions;

(p)	“Offered Securities” any equity or voting securities, or securities convertible into or exchangeable for equity or voting securities, of the Corporation;

(q)	“person” includes an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not and an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(r)	“Public Offering” means a Qualified Financing that either (i) effects a listing of Common Shares on a Securities Exchange or (ii) takes place after shares have been listed on a Securities Exchange;

(s)	“Qualified Financing” means the sale by the Corporation of any Offered Securities, or the raising of any funds by way of equity sale, debt sale, or otherwise following the date of the Debenture;

(t)	“Securities Commissions” means, collectively, the applicable securities commission or other securities regulatory authority in each of the Designated Provinces or the United States;

(u)	“Securities Exchange” shall have the meaning ascribed to such term in Section 8.2(m) of the Debenture;

(v)	“Securities Laws” means, collectively, the applicable securities laws of the relevant jurisdictions, the regulations, rules, rulings and orders made thereunder, the applicable policy statements issued by the securities regulators thereunder, the securities legislation and policies of each other relevant jurisdiction and the rules of the relevant stock exchange, in each case in effect from time to time;

(w)	“Subscriber” means a subscriber for Debentures and Warrants and “Subscribers” means all subscribers for the Debentures and Warrants including the Subscriber;

(x)	“Subscription Amount” means the aggregate subscription amount for Debentures and Warrants as more particularly set forth on the face page hereof, subscribed for and paid for pursuant to this Subscription Agreement;

(y)	“Term Sheet” means the term sheet attached hereto as Schedule F;

(z)	“United States” or “U.S.” means the United States of America, its territories and possessions, and any state of the United States and the District of Columbia;

(aa)	“U.S. Person” shall have the meaning ascribed to such term in Rule 902(k) of Regulation S under the U.S. Securities Act; and

(bb)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

3.	Description of Offering.

(a)	The Debenture is an unsecured convertible debenture and shall evidence indebtedness of the Corporation to the holder thereof in the principal amount stated on the Debenture certificate and such principal amount shall be equal to the “Principal Amount” stated on the face page hereof (the “Principal Amount”).

(b)	Interest shall accrue on the Principal Amount at a rate of the greater of 12% (subject to Section 4.2 of the Debenture) per annum, and (ii) the WSJ prime rate + 7%, in Canadian dollars (“Interest”), with interest to be paid upon the Maturity Date. Upon an Event of Default (as such term is defined in the Debenture), Interest shall increase to the lesser of (i) 24% per annum, and (ii) the maximum legal rate, from the date of the Event of Default (as defined in the Debenture) until the date such Event of Default is cured.

(c)	The Debenture shall be convertible into Common Shares, in whole or in part, at the option of the Debenture holder, at the Conversion Price.

(d)	The Corporation may, at its option, subject to providing not less than 30 days prior written notice to the Debenture holder, prepay the entire principal amount of the Debenture and the accrued Interest at 110% of the current principal amount of the Debenture and the accrued Interest.

(e)	The description of the Debenture in this Subscription Agreement is a summary only and is subject to the detailed provisions of the certificates representing the Debenture pursuant to which such Debenture is to be issued.

4.	Delivery and Payment. The Subscriber agrees that the following shall be delivered to Garfinkle Biderman LLP at 1 Adelaide St E, Suite 801 Toronto, ON M5C 1J4 Attention: Shimmy Posen Fax No: 416-869-0547 E-mail: sposen@garfinkle.com, not later than 4:00 p.m. (Toronto Time) on the day that is not less than one business day prior to the Closing Date or such other date or place as the Corporation may advise:

(a)	a completed and duly signed copy of this Subscription Agreement;

(b)	If you are a resident of the United States, a duly completed Schedule “A” – the United States Accredited Investor Representation Letter, including Appendix “1” and, if applicable, Appendix “2”, to the Schedule “A” – the Form of U.S. Accredited Investor Status Certificate;

(c)	If you are a resident of Canada, a duly completed form regarding the particulars of the Subscriber attached hereto as Schedule C;

(d)	If you are a resident of Canada, are subscribing as an “accredited investor” and are an individual, you must complete and sign Schedule D “Form 45-106F9 – Risk Acknowledgement Form”;

(e)	If you are a not a resident of Canada or the United States, you must complete and sign Schedule E;

(f)	any other documents required by applicable Securities Laws which the Corporation may request; and

(g)	the aggregate Subscription Amount payable by the Subscriber for the Subscriber’s Debenture and Warrants subscribed for under this Subscription Agreement, in Canadian dollars, paid by delivering a certified cheque or bank draft drawn on a Canadian chartered bank, made payable to “Garfinkle Biderman LLP, in trust” or by wire to Garfinkle Biderman LLP in accordance with the wire instructions attached hereto as Schedule “G”.

The Subscriber acknowledges and agrees that such documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation. The Subscriber consents to the filing of such documents as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby.

5.	Closing. The transactions contemplated hereby will be completed at the Closing at the offices of Garfinkle Biderman LLP, Dynamic Funds Tower, 1 Adelaide Street East, Suite 801, Toronto, Ontario, M5C 2V9 at the Closing Time.

If, at the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation, or waived by the Corporation, the Corporation, upon receipt of all completed and executed Subscription Agreements in respect of the Offering and the aggregate subscription proceeds in respect of the Offering, will deliver or cause to be delivered to the Subscriber certificates evidencing ownership of the Debenture and Warrants so purchased, and such other documentation and securities as may be required pursuant to this Subscription Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Subscriber of the Debenture and Warrants), have not been complied with to the satisfaction of the Corporation, or waived by it, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

6.	Representations, Warranties and Covenants of the Corporation. The Corporation represents and warrants to, and covenants with the Subscriber that, except as set out expressly in any specific subsection below, as of the date of this Subscription Agreement;

(a)	the Corporation is a valid and subsisting corporation duly organized and in good standing under the laws of the Province of Manitoba;

(b)	the Corporation has full power and authority to enter into and perform this Subscription Agreement and to do all other acts which are necessary to consummate the transactions contemplated in the Subscription Agreement;

(c)	no order ceasing or suspending trading in the securities of the Corporation nor prohibiting sale of such securities has been issued to the Corporation or its directors, officers or promoters and, to the knowledge of the Corporation, no investigations or proceedings for such purposes are pending or threatened;

(d)	the Corporation has complied and will fully comply with the requirements of applicable securities and corporate legislation in respect of the Offering;

(e)	the issuance and sale of the Debenture and Warrants does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions, or provisions of the constating documents of the Corporation or any agreement or instrument to which the Corporation is a party or by which its assets are affected;

(f)	this Subscription Agreement has been or will be at the Closing, duly authorized by all necessary corporate action on the part of the Corporation, and constitutes a valid obligation of the Corporation legally binding upon it and enforceable against the Corporation in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally and as limited by laws relating to the availability of equitable remedies;

(g)	the Warrant Shares, upon payment in full therefor, will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances; and

(h)	The Corporation covenants and agrees that if, at any time prior to the Maturity Date, the Corporation proposes to file a registration statement with respect to any class of equity or equity-related securities (other than in connection with an offering to the Corporation’s employees (e.g., Form S-8), or in connection with an acquisition, merger or similar transaction (e.g., Form S-4), under the U.S. Securities Act in a primary registration on behalf of the Corporation and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for the resale of the Common Shares, the Corporation will include such Debentures, Common Shares, and Warrants (i) not previously sold or transferred by the Subscriber (i.e., held by the original Subscriber); or (ii) not otherwise able to be freely sold by the Subscriber pursuant to the requirements of Rule 144 of the U.S. Securities Act (such remaining Common Shares, the “Registrable Securities”), in such registration statement or give prompt written notice to the Subscriber of its intention to file a registration statement and will offer to include in such registration statement, such number of Registrable Securities with respect to which the Subscriber has received written requests for inclusion therein within twenty (20) days after the giving of notice by Corporation (the “Piggyback Registration Rights”). The Subscriber acknowledges and understands that the Corporation may file a primary or secondary registration on behalf of certain investors that have provided or will provide financing or other resources to the Corporation, that the inclusion of the Registrable Securities in such registration is subject to the prior approval of such investors, and that such investors may not approve the inclusion of the Registrable Securities, in which case, the Piggyback Registration Rights provided in this paragraph will continue pursuant to the terms of this paragraph for any subsequent primary or secondary registration. The Subscriber also agrees that the Corporation may be limited in its ability to register all of the Registrable Securities on a single registration statement pursuant to Rule 415 of the U.S. Securities Act and consents and agrees to the Corporation registering less than all of the Registrable Securities in the event the Corporation is precluded from registering all of the Registrable Securities pursuant to Rule 415 (or any other rule or regulation promulgated by the Securities and Exchange Commission). Notwithstanding the requirements of this Section (j), the Piggyback Registration Rights shall not apply to offerings by the Corporation on Form S-3 (or pursuant to prospectus supplements filed to Form S-3’s), unless the Corporation files a resale registration on Form S-3.

7.	Conditions and Closing. The Closing shall occur on or before December 31, 2020, or on such other date as may be determined by the Corporation (the “Closing Date”).

The Closing (including the closing of this Subscription) is conditional upon and subject to:

(a)	payment by the Subscriber (in form acceptable to the Corporation) of the Subscription Amount in immediately available funds;

(b)	the Subscriber having properly completed, signed and delivered to the Corporation this Subscription Agreement, including any applicable Schedules, and all other documentation contemplated by this Subscription Agreement;

(c)	the Corporation accepting the Subscriber's subscription, in whole or in part;

(d)	the Corporation having obtained all necessary approvals and consents; and

(e)	the issue and sale of the Debenture and Warrants being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Debenture and the Warrants, or the Corporation having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

The Subscriber acknowledges and agrees that as the sale of the Subscriber's Debenture and Warrants will not be qualified by a prospectus, such sale is subject to the condition that the Subscriber (or, if applicable, any others for whom the Subscriber is contracting hereunder) sign and return to the Corporation all relevant documentation required by applicable Securities Laws.

8.	Acceptance or Rejection. The Corporation will have the right to accept or reject this subscription at any time at or prior to the Closing Time. The Subscriber acknowledges and agrees that the acceptance of this subscription will be conditional upon the sale of the Debenture and Warrants to the Subscriber and the Common Shares underlying such Debenture and Warrants, being exempt from any prospectus requirements of all applicable Securities Laws. The Corporation will be deemed to have accepted this subscription upon the Corporation's execution of the acceptance form at the beginning of this Subscription Agreement and the delivery at the Closing of the certificate or evidence of electronic delivery representing the Subscriber's Debenture and Warrants in accordance with the provisions hereof.

9.	Subscriber's Representations, Warranties & Acknowledgments. The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants, covenants and acknowledges to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon), both at the date hereof and at the Closing Time:

(a)	The Subscriber (including, if applicable, each Disclosed Principal) was offered the Debenture and Warrants in, and is resident, or if not an individual has its head office in, the jurisdiction set out on the face page of this Subscription Agreement, and intends the applicable Securities Laws of that jurisdiction to govern the offer, sale and issuance of the Debenture and the Warrants to the Subscriber. Such address was not created and is not used solely for the purpose of acquiring the Debenture and the Warrants and the Subscriber was solicited to purchase in such jurisdiction. The Subscriber and any beneficial purchaser for whom it is acting was not created or used solely to purchase or hold the Debenture and the Warrants in reliance upon an exemption from the prospectus requirements as set out in NI 45-106.

(b)	If the Subscriber (including, if applicable, each Disclosed Principal) is resident in or otherwise subject to the laws of any province of Canada, the Subscriber has properly completed, executed and delivered to the Corporation this Subscription Agreement and Schedule “A” – the United States Accredited Investor Representation Letter, including Appendix “1” to Schedule “A” – the Form of U.S. Accredited Investment Status Certificate, as applicable and the representations, warranties, covenants, and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing.

(c)	The Subscriber (including, if applicable, each Disclosed Principal) will not offer, sell or otherwise dispose of the Debenture, the Warrants or the underlying Common Shares in the United States or to a U.S. Person unless such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the Securities Laws of all applicable states of the United States or the U.S. Securities and Exchange Commission has declared effective a registration statement in respect of such securities.

(d)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Debenture and the Warrants and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber (if applicable), the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(e)	If the Subscriber (including, if applicable, each Disclosed Principal) is resident in or otherwise subject to the laws of any province of Canada and is purchasing the Debenture and the Warrants as an “accredited investor” (as defined in NI 45-106 and section 73.3 of the Securities Act (Ontario)), it has duly completed, executed and delivered to the Corporation a copy of the Accredited Investor Certificate in the form included in Schedule C, and if the if the Subscriber is an individual and is relying on category (j), (j.1), (k) or (l) of the Accredited Investor Certificate, the Subscriber has delivered with this Subscription Agreement a duly completed and executed copy of each of Form 45-106F9 – Risk Acknowledgement Form for Individual Accredited Investors attached as Schedule D hereto, and the information contained therein is true and correct as of the date hereof and as of the Closing Date..

(f)	The Subscriber is subscribing for the Debenture and the Warrants as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) or it is subscribing as agent for a Disclosed Principal, as disclosed on the face page of this Subscription Agreement, and acknowledges that the Corporation may be required by law to collect, use and disclose the personal information of the Subscriber (including, if applicable, any Disclosed Principal) and consents (including, if applicable, on behalf of any Disclosed Principal) to such collection, use and disclosure to certain regulatory authorities (including stock exchanges).

(g)	In the case of a subscription for the Debenture and the Warrants by the Subscriber acting as trustee or agent for a fully managed account or as agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.

(h)	In the case of a subscription for the Debenture and the Warrants by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(i)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Debenture and the Warrants as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority in the jurisdiction in which the Subscription agreement is executed and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(j)	There is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder's fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Debenture and the Warrants, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(k)	If required by applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file, or assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Debenture and the Warrants as may be required by any Securities Commission, stock exchange or other regulatory authority.

(l)	The Subscriber (including, if applicable, each Disclosed Principal) has been advised to consult its own legal advisors with respect to trading in the Debenture, the Warrants and the underlying Common Shares, and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable Securities Laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (including, if applicable, each Disclosed Principal) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (and, if applicable, each Disclosed Principal) may not be able to resell such Debenture, Warrants or underlying Common Shares except in accordance with limited exemptions under the Securities Laws and other applicable laws. The Subscriber also acknowledges the legend restriction notation applicable to the resale of the Debenture, the Warrants and the underlying Common Shares as set out below.

(m)	The Subscriber (including, if applicable, each Disclosed Principal) has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Debenture and the Warrants, and the Subscriber's decision to subscribe for the Debenture and the Warrants was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber's decision to subscribe for the Debenture and the Warrants was based solely upon this Subscription Agreement, including the Term Sheet, and information about the Corporation which is publicly available.

(n)	Except for its knowledge regarding its subscription for the Debenture and Warrants hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (Ontario) and which generally means a fact or change which would reasonably be expected to have a significant effect on the market price of the Common Shares) in the affairs of the Corporation that has not been generally disclosed.

(o)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase the Debenture, the Warrants or the underlying Common Shares,

(ii)	that any person will refund the Subscription Amount; or

(iii)	as to the future price or value of the Debenture, the Warrants or the underlying Common Shares.

(p)	The subscription for the Debenture and the Warrants has not been made through or as a result of, and the distribution of the Debentures and the Warrants is not being accompanied by any general solicitation or advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(q)	There are risks associated with the purchase of and investment in the Debenture and the Warrants and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Debenture and the Warrants and fully understands the restrictions on resale of the Debenture, the Warrants and the underlying Common Shares and is capable of bearing the economic risk of the investment.

(r)	The funds representing the Subscription Amount that will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation or its advisors may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (a) none of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith. None of the funds the Subscriber is using to purchase the Debenture and Warrants are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

(s)	The Subscriber has not received from the Corporation any financial assistance of any kind, directly or indirectly, in connection with its purchase of the Debenture and Warrants hereunder.

10.	Acknowledgements and Covenants of the Subscriber. The Subscriber, on its own behalf and, if applicable on behalf of others for whom it is acting hereunder, hereby acknowledges, covenants and agrees as follows:

(a)	It has received and reviewed a copy of the Term Sheet setting out the principal terms of the Offering.

(b)	The Subscriber acknowledges that the Debenture, the Warrants and the underlying Common Shares have not been, and will not be, registered under the U.S. Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the Debenture, the Warrants and the underlying Common Shares are registered under the U.S. Securities Act and all applicable state Securities Laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such Common Shares may not be conducted unless in compliance with the U.S. Securities Act.

(c)	The Debenture, the Warrants and the underlying Common Shares shall be subject to statutory resale restrictions under the Securities Laws of the jurisdiction in which the Subscriber resides and under other applicable Securities Laws, and the Subscriber covenants that it will not resell the Debenture, the Warrants or the underlying Common Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible for such compliance.

(d)	The ability to transfer the Debenture, the Warrants and the underlying Common Shares is limited by, among other things, applicable Securities Laws and the Corporation shall refuse, and shall instruct its transfer agent to refuse to register any transfer that does not comply with the Securities Laws. It is the responsibility of the Subscriber to find out what the transfer restrictions are and to comply with them before selling their securities.

(e)	None of the Corporation or any of its officers, directors, employees, shareholders, representatives, affiliates, related entities and associates, or any persons acting on its or their behalf, will in any circumstances be liable to the Subscriber under, arising out of, or in any way connected with this Subscription Agreement for any indirect or consequential loss or damage whether arising in contract or tort.

(f)	The Debenture and the Warrants and the underlying Common Shares shall have attached to them, as of the Closing Date, the legends substantially in the following form and with the necessary information inserted:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) DECEMBER 31, 2020, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO SNOW LAKE RESOURCES LTD. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

(g)	The Subscriber, and each Disclosed Principal, if applicable, shall execute, deliver, file and otherwise assist the Corporation with filing all documentation required by the applicable Securities Laws to permit the subscription for the Debenture and Warrants and the issuance of the Debenture and the Warrants.

(h)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under applicable Securities Laws and, as a consequence of acquiring the Debenture and the Warrants pursuant to such exemption:

(i)	certain protections, rights and remedies provided by applicable Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	the Subscriber may not receive information that would otherwise be required to be given under applicable Securities Laws, and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

(i)	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement, and the Subscriber is not relying on the Corporation or its affiliates or counsel, in this regard.

(j)	There is no government guarantee or insurance covering the Debenture and the Warrants.

(k)	There are risks associated with the purchase of the Debenture and the Warrants and the Subscriber may lose his, her or its entire investment.

(l)	The Subscriber authorizes the indirect collection of Personal Information by the securities regulatory authority or regulator (each as defined in National Instrument 14-101 Definitions) and confirms that the Subscriber has been notified by the Issuer:

(i)	that the Issuer will be delivering Personal Information to the securities regulatory authority or regulator;

(ii)	that the Personal Information is being collected indirectly by the securities regulatory authority or regulator under the authority granted to it in Applicable Securities Laws;

(iii)	that such Personal Information is being collected for the purpose of the administration and enforcement of Applicable Securities Laws; and

(iv)	that the title, business address and business telephone number of the public official who can answer questions about the securities regulatory authority’s or regulator’s indirect collection of the Personal Information is as follows:

(A)	British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6854, Toll free in Canada: 1-800-373-6393, Facsimile: (604) 899-6581, Email: inquiries@bcsc.bc.ca;

(B)	Alberta Securities Commission, Suite 600, 250 – 5th Street, SW Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, Toll free in Canada: 1-877-355-0585, Facsimile: (403) 297-2082;

(C)	Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879, Facsimile: (306) 787-5899;

(D)	The Manitoba Securities Commission, 500 – 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, Toll free in Manitoba 1-800-655-5244, Facsimile: (204) 945-0330;

(E)	Ontario Securities Commission, 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8, Telephone: (416) 593-8314, Toll free in Canada: 1-877-785-1555, Facsimile: (416) 593-8122, Email: exemptmarketfilings@osc.gov.on.ca, Public official contact regarding indirect collection of information: Inquiries Officer;

(F)	Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Facsimile: (514) 873-6155 (For filing purposes only), Facsimile: (514) 864-6381 (For privacy requests only), Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

(G)	Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street, Suite 300 Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, Toll free in Canada: 1-866-933-2222, Facsimile: (506) 658-3059, Email: info@fcnb.ca;

(H)	Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458 Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768, Facsimile: (902) 424-4625;

(I)	Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569, Facsimile: (902) 368-5283; and

(J)	Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189, Facsimile: (709) 729-6187.

(m)	For the purposes of this section the term Personal Information means any personal information as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time and without limiting the foregoing, but for greater clarity in this subscription agreement, means information about an identifiable individual, including but not limited to any information about the Subscriber and, if applicable, any Disclosed Principal, and includes information provided by the Subscriber in this subscription agreement.

(n)	The Subscriber is not a “control person” of the Corporation, as that term is defined in the Securities Act (Manitoba), will not become a “control person” of the Corporation by purchasing the Debenture and the number of Warrants subscribed for under this Subscription Agreement, and does not intend to act jointly or in concert with any other person to form a control group in respect of the Corporation. The Subscriber has not and will not enter into any voting trust or similar agreement that has the effect of directing the manner in which the votes attached to the securities purchased pursuant to this Subscription Agreement may be voted following the Closing Date.

(o)	The Subscriber will not resell the Debenture, the Warrants or the underlying Common Shares (if applicable) except in accordance with the provisions of applicable Securities Laws and stock exchange rules, if applicable, in the future.

(p)	The Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the proposed business of the Corporation and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Subscriber; that if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture.

(q)	The Subscriber acknowledges and agrees that, other than as set forth in the Term Sheet, all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Debenture and Warrants to the Subscriber shall be borne by the Subscriber.

(r)	The Subscriber acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under a prior agreement or statement or by statute or at common law, are expressly those of the Corporation. The Subscriber acknowledges that no information or representation concerning the Corporation has been provided to the Subscriber by the Corporation other than those contained in this Subscription Agreement, and that the Subscriber is relying entirely upon this Subscription Agreement for any representations or warranties in relation to the Corporation.

11.	Reliance on Representations, Warranties, Covenants and Acknowledgements. The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its counsel in determining the Subscriber's eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Debenture and the Warrants under Securities Laws. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in this Subscription Agreement that takes place prior to the Closing time. The Subscriber further agrees that by accepting the Debenture and the Warrants, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time.

12.	Survival of Representations, Warranties and Covenants of the Subscriber. The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement and any certificate or document delivered pursuant to or in connection with this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, and notwithstanding any subsequent disposition by the Subscriber of the Debenture, the Warrants or the underlying Common Shares, and shall continue in full force and effect for the benefit of the Corporation for a period of two years following the Closing Date.

13.	General Authorization to Correct Minor Errors. The Subscriber hereby authorizes the Corporation and its counsel to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Corporation in connection with the Offering.

14.	No Regulatory Endorsement. The Subscriber is aware that no stock exchange or governmental agency, authority, regulatory body, Securities Commission or other entity has made any finding or determination as to the merit of investment in, nor has any such stock exchange or governmental agency, authority, regulatory body, Securities Commission, or other entity made any recommendation or endorsement with respect to the Debenture or Warrants.

15.	Legal and Tax Advice. The Subscriber acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transactions contemplated hereby.

16.	No Revocation. The Subscriber, on its own behalf and, if applicable, on the behalf of others for whom it is contracting hereunder, agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, without the consent of the Corporation.

17.	Indemnity. The Subscriber agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

18.	Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber, the Corporation and their respective successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without the prior written consent of the other parties.

19.	Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Subscriber on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

20.	Facsimile Subscriptions and Counterparts. The Corporation shall be entitled to rely on electronic delivery or delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Corporation of such electronic or facsimile copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original, electronic or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document. If less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

21.	Entire Agreement and Modification. This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

22.	Headings. The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

23.	Time of Essence. Time is of the essence of this Subscription Agreement.

24.	Effective Date. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

25.	Currency. Except if specifically stated otherwise, all dollar amounts herein are in Canadian dollars.

26.	Gender and Number. Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and vice versa.

27.	Severability. If any one or more of the provisions contained in this Subscription Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Subscription Agreement would fail of its essential purpose.

28.	Language. The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language

SCHEDULE “A”

United States Accredited
Investor Representation Letter

This United States Accredited Investor Representation Letter is being delivered in connection with the execution and delivery of the Subscription Agreement of the undersigned purchaser (the “Purchaser”) in connection with the issuance of a debenture (the “Debenture”) and warrants ("Warrants") of Snow Lake Resources Ltd. (the “Corporation”). Capitalized terms used herein and not defined herein will have the meanings ascribed thereto in the Subscription Agreement. The Purchaser represents, warrants and covenants (which representations, warranties and covenants will survive the Closing Date) on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Purchaser is contracting hereunder to the Corporation and acknowledges that the Corporation and its respective counsel are relying thereon that:

(a)	The Purchaser understands and acknowledges that the Debenture and Warrants have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of the Debenture and Warrants to it are being made in reliance upon the exemption from registration provided by Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and similar exemptions under applicable state securities laws.

(a)	The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”) and has executed and delivered to the Corporation Appendix “1” and, if applicable, Appendix “2”, to this Schedule “A” and is acquiring the Debenture and Warrants for its own account and not on behalf of any other person or for the account of a U.S. Accredited Investor with respect to which it exercises sole investment discretion and, in either case, not with a view to any resale, distribution or other disposition of the Debenture and Warrants in violation of United States federal or state securities laws.

(b)	The Purchaser acknowledges that it has not purchased the Debenture and Warrantsas a result of any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act (“Regulation S”) or any “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(c)	The Purchaser understands and acknowledges that the Debenture and Warrants will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, and agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Debenture and Warants, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless the transfer is:

(i)	to the Corporation, or a subsidiary thereof (though the Corporation or its subsidiaries are under no obligation to purchase any such Debenture and Warrants);

(ii)	made outside the United States in accordance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)	made in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 under the U.S. Securities Act, if available or Rule 144A under the U.S. Securities Act, if available;

(iv)	in another transaction that does not require registration under the U.S. Securities Act, and the holder of the Debenture and Warrants has furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect; or

(v)	pursuant to an effective registration statement under the U.S. Securities Act, and in each case in compliance with any applicable state securities laws in the United States;

(d)	Upon the original issuance of the Debenture and Warrants and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Debenture and Warrants sold in the United States to Accredited Investors, and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON CONVERSION HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO SNOW LAKE RESOURCES LTD. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if, the Debenture are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations, the above legend may be removed by providing a declaration to the Corporation and to the transfer agent for the Corporation, in the form attached as Schedule “B” to this Subscription Agreement (or as the Corporation may prescribe from time to time); provided further, if any of the Debenture are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, the legend may be removed by delivering to the Corporation and the transfer agent for the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act. Notwithstanding the foregoing, the transfer agent for the Corporation may impose additional requirements for the removal of legends from securities sold in compliance with Rule 904 of Regulation S in the future;

(e)	Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws unless an exemption from such registration requirements is available and upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

"THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

(f)	The Purchaser consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Debenture and Warrants in order to implement the restrictions on transfer set forth and described herein;

(g)	If required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the ownership of the Debenture and Warrants;

(h)	The Purchaser acknowledges that neither the Corporation nor any person representing the Corporation has made any representation to it with respect to the Corporation or the offering or sale of the Debenture and Warrants, other than the information contained or incorporated by reference in this Subscription Agreement, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Debenture and Warrants;

(i)	The Purchaser understands that the Corporation is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Debenture or Warrants in the United States, and acknowledges that there are substantial restrictions on the transferability of the Debenture and Warrants and underlying shares and that it may not be possible for the Purchaser to readily liquidate his, her or its investment in the case of an emergency at any time;

(j)	The Purchaser understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board, and are subject to Canadian auditing and auditor independence standards, which differ in some respects from United States generally accepted accounting principles, and United States auditing and auditor independence standards, respectively, and thus may not be comparable to financial statements of United States companies;

(k)	The Purchaser understands and agrees that there may be material tax consequences to it of an acquisition, holding, exercise or disposition of the Debenture and/or Warrants. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of its acquisition, holding, exercise or disposition of the Debenture or Warrants, and the Purchaser acknowledges that it is solely responsible for determining the tax consequences to it with respect to its investment, including whether the Corporation will at any given time be deemed a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended;

(l)	The Purchaser is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of Ontario, Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States;

(m)	The office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Debenture and Warrants is the address listed as the “Purchaser’s Residential Address” on the face page of the Subscription Agreement;

(n)	That the funds representing the Subscription Price which will be advanced by the Purchaser to the Corporation, hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Aggregate Subscription Price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Corporation if the Purchaser discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith; and

(o)	The provisions of this United States Accredited Investor Representation Letter will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Date.

The Purchaser undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Purchaser or, if applicable, the beneficial purchaser set forth herein, which takes place prior to the Closing Date.

DATED at __________________________ this ___ day of _______________, 2020.

Name of Entity

Type of Entity

Signature of Person Signing

Print or Type Name and Title of Person Signing

APPENDIX 1 TO SCHEDULE “A”

FORM OF U.S. ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase of the Debenture and Warrants of Snow Lake Resources Ltd. (the "Corporation") by the undersigned, as an integral part of the accompanying Subscription Agreement, the undersigned hereby represents and warrants to the Corporation that the undersigned, and each beneficial purchaser, if any, on whose behalf the undersigned is subscribing for the Debenture and Warrants, satisfies one or more of the following accredited investor categories, within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act (please write “PUR” for the undersigned Purchaser, and “BP” for each beneficial purchaser, if any, on each line that applies):

Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940, as amended; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors” (as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act); or

Category 2	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

Category 3.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a limited liability company or a partnership, not formed for the specific purpose of acquiring the Debenture and Warrants offered, with total assets in excess of US$5,000,000; or

Category 4.	A director or executive officer of the Corporation; or

Category 5.

A natural person with individual “net worth”, or joint “net worth” with his or her spouse, at the time of purchase in excess of US$1,000,000;

Note: For purposes of calculating “net worth” under this paragraph:

(i) The person’s primary residence shall not be included as an asset;

(ii) Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the Debenture and Warrants exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Debenture and Warrants shall be included as a liability; or

Category 6.	A natural person who had an individual income in excess of US$200,000 in each of the last two years or joint income with his or her spouse in excess of US$300,000 in each of those years, and who reasonably expects to reach the same income level in the current year; or

Category 7.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Debenture and Warrants, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act.

Category 8.	An entity in which all of the equity owners are Accredited Investors.

The Purchaser acknowledges that if it is an individual U.S. Accredited Investor that is relying on the net worth or income eligibility qualifications set forth in Category 5 or Category 6 above, such Purchaser shall also complete and deliver to the Corporation a U.S. Individual Accredited Investor Questionnaire in the form attached as Appendix 2 to this Schedule “A”.

Terms used herein but not otherwise defined have the meaning ascribed hereto in the accompanying Subscription Agreement.

Dated:	Signed:

Print the Name of Purchaser

Print Name and Title of Authorized Signing Officer

APPENDIX 2 TO SCHEDULE “A”

U.S. INDIVIDUAL ACCREDITED INVESTOR QUESTIONNAIRE

I understand that in order to be accepted as an “accredited investor”, I must satisfy certain of the following standards. The undersigned hereby represents and warrants to Snow Lake Resources Ltd. (the “Corporation”) as follows:

GENERAL INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1. General Information

Name(s):	_______________________	_______________________

Principal Residence:	_______________________	_______________________

	_______________________	_______________________

	_______________________	_______________________

Business Hours Telephone:	_______________________	_______________________

Home Telephone:	_______________________	_______________________

Email:	_______________________	_______________________

2. Financial Status. Please answer the following questions concerning your financial status by marking the appropriate box and filling in the blanks.

2.1 Does your individual or joint (together with your spouse) net worth exceed US$1,000,000? For the purpose of calculating your individual or joint (together with your spouse) net worth, (i) your primary residence shall not be included as an asset, (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability) and (iii) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence as of the date hereof shall be included as a liability:

☐ Yes	☐ No

2.1.1 If you answered “No” to Question 2.1, please indicate the actual amount of individual or joint (together with your spouse) net worth (calculated in accordance with the instructions provided in Question 2.1 above).

US$ ______________

2.2 Please indicate, for each of the two most recent years, what your individual income (or joint income together with your spouse) was, and for the current year what your individual income (or joint income together with your spouse) is expected to be.

2017	Individual	Joint

2018	Individual	Joint

2020	Individual	Joint

3. Financial Background. Please respond to the following questions, supplying as much detail as possible in order to make your answers complete.

3.1 Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

No Experience	Some Experience	Substantial Experience

☐	☐	☐ Marketable Securities

☐	☐	☐ Securities for which no public market exists

3.2 For those investments for which you indicated “Substantial Experience” or “Some Experience” in question 3.1 above, please answer the following additional question:

How often do you make your own investment decisions with respect to such investments?

3.3 Do you have adequate means of providing for your current needs and personal contingencies and have no need for liquidity in such investments?

☐ Yes	☐ No

4. Prior Purchases of Securities. Have you made prior purchases of securities sold in reliance on the private offering exemption from registration under the U.S. Securities Act:

☐ Yes	☐ No

I hereby represent and warrant that:

(a) I, individually or together with my spouse, have a net worth (i.e., a total assets in excess of total liabilities, as calculated in accordance with the instructions provided in Question 2.1 above) of at least US$1,000,000; or

(b) I, individually (without my spouse), have had an income of not less than US$200,000 (or, jointly with my spouse, US$300,000) during each of the last two years, and reasonably expect that I will have an income of at least US$200,000 (or US$300,000, together with my spouse) during the present year.

The foregoing representations and warranties and all other information which I have provided to the Corporation concerning myself and my financial condition are true and accurate as of the date hereof. If in any respect, such representations, warranties, or information shall not be true and accurate, I will give written notice of such fact to the Corporation specifying which representations, warranties or information are not true and accurate, and the reasons therefor.

I understand that the information contained herein is being furnished by me in order for the Corporation to determine my suitability as an “accredited investor”, may be accepted by the Corporation in light of the requirements of Regulation D under the U.S. Securities Act and that the Corporation will rely on the information contained herein for purposes of such determination.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Individual Accredited Investor Questionnaire as of the              day of _______________________, 2020.

Print or Type Name

X
Signature

SCHEDULE “B”`

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

TO: Snow Lake Resources Ltd. (and any transfer agent for Snow Lake Resources Ltd.)

The undersigned (a) acknowledges that the sale of _____________________ Debenture or ___________ Warrants of Snow Lake Resources Ltd. (the "Issuer") to which this declaration relates, represented by certificate number , is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (b) certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of the Issuer, (2) the offer of such securities was not made to a person in the United States, and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange (or another designated offshore securities market) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:

By:_______________________________________
Signature
Print name of Signatory
(if different from Purchaser)

Title

SCHEDULE “C”

INVESTOR QUESTIONNAIRE

(RESIDENTS OF CANADA AND OFFSHORE)

TO:	Snow Lake Resources Ltd. (the “Corporation”)
RE:	Purchase of Debentures and Warrants of the Corporation

Capitalized terms used in this Investor Questionnaire and not specifically defined have the meaning ascribed to them in the Subscription Agreement among the Subscriber and the Corporation to which this Schedule C is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Debentures and Warrants as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the “Subscriber”) of the Debentures and Warrants, the Subscriber hereby represents, warrants and certifies to the Corporation that the Subscriber:

(i)	is purchasing the Debentures and Warrants as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A) is resident in or is subject to the laws of one of a province of Canada, please indicate _______________________________ (INSERT NAME OF PROVINCE OF RESIDENCE):

or

(B) ☐ is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Debentures and Warrants.

PLEASE COMPLETE THE APPROPRIATE EXEMPTION SECTION ON THE FOLLOWING PAGES:

I.	ACCREDITED INVESTORS who are INDIVIDUALS – staring on page 31.

II.	ACCREDITED INVESTORS who are NOT INDIVIDUALS – starting on page 34.

* * *

[The rest of this page is intentionally left blank.]

The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in the Subscription Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of _______ day of __________________, 2020.

Print Name of Subscriber (or person signing as agent)

By:
Signature

Title

I.       ACCREDITED INVESTORS who are INDIVIDUALS

In connection with the purchase of the Debentures and Warrants of the Corporation, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber:

1.	has read and fully understands the meaning and the terms and conditions of the category for the initialed criterion of an accredited investor as set out below and confirms that it has reviewed and understands the “Guidance On Accredited Investor Exemptions for Individuals”, and in particular, if the Subscriber is an “accredited investor” by virtue of satisfying paragraph (j), (j.1), (k) or (l) below, it has reviewed and understands the definitions of “financial assets” and “related liabilities”, as applicable, and the other cautionary statements contained in such paragraphs; and

2.	meets one or more of the following criteria:

YOU MUST COMPLETE FORM 45-106F9, attached as SCHEDULE D

Accredited Investor – (as defined in National Instrument 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in National Instrument 45-106) includes:

PLEASE INITIAL APPROPRIATE CATEGORY:
_______	(d) a person registered under the securities legislation of a province or territory of Canada as an adviser or dealer, and in Ontario except as otherwise prescribed by applicable regulations,
_______	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
_______	(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
Name of person with whom Subscriber is or was registered: ______________________________ Jurisdiction(s) registered: _________________ Categories of registration:___________________
_______	(j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.
_______	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000.
_______	(k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.
_______	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000.

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)	who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b)	whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d)	who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber's personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual's spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

●	physical or constructive possession of evidence of ownership of the financial asset;

●	entitlement to receipt of any income generated by the financial asset;

●	risk of loss of the value of the financial asset; and

●	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

II. ACCREDITED INVESTORS who are NOT INDIVIDUALS

In connection with the purchase of the Debentures and Warrants of the Corporation, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber meets one or more of the following criteria:

Accredited Investor – (as defined in National Instrument 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in National Instrument 45-106) includes:

PLEASE INITIAL APPROPRIATE CATEGORY:
_______	(a) except in Ontario, a Canadian financial institution, or a Schedule III bank,

_______	(a.1) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),

_______	(b) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

_______	(b.1) in Ontario, the Business Development Bank of Canada,

_______	(c) except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(c.1) in Ontario, a subsidiary of any person or company referred to in clause (a.1) or (b.1), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(d) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

_______	(d.1) in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

Jurisdiction(s) registered: ________________ Categories of registration:__________________

_______	(f) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

_______	(f.1) in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

_______	(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

_______	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

_______	(i) except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

_______	(i.1) in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered: _________________ Registration number(s):____________________

_______	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

Type of entity: ________________ Jurisdiction and date of formation: _____________________

_______

(n) an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

_______	(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

_______	(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Jurisdiction(s) registered: __________________ Registration number(s):____________________

_______	(q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered or authorized: _____________________________________ Categories of registration: _________________________________________________
_______	(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber: _____________________________________

Name of eligibility advisor or registered advisor: ___________________________________

Jurisdiction(s) registered: _________________ Categories of registration:___________________

_______	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized: _____________________ Type of entity: _________________________

_______	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [If this is your applicable category, each owner of interest must individually complete and submit to the Company its own copy of this Certificate of Accredited Investor],

Name(s) of owners of interest: ______________________________________________

Type of entity (if applicable): _______________________________________________

Categories of accredited investor: ___________________________________________

_______	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

Name of advisor: _______________________ Jurisdiction(s) registered: ____________________ Categories of registration:_________________ Basis of exemption: _________________________
_______	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,

_______	(v.1) in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor,

Jurisdiction(s) recognized or designated: ___________________________________________

_______	(w) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Name(s) of settlor: _____________________________________________________________

Name(s) of trustees: ____________________________________________________________

Categories of accredited investor: ________________________________________________

Categories of beneficiaries: _____________________________________________________

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)	a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)	a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)	a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

General Guidance on Terms Used in this Questionnaire

For the purposes of the Investor Questionnaire:

(a)	an issuer is “affiliated” with another issuer if

(i)	one of them is the subsidiary of the other, or

(ii)	each of them is controlled by the same person;

(b)	“control person” means

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)	“director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(i)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)	“individual” means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii)	a natural person in the person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(l)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;

(m)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets; and

(p)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Net Assets

“Net assets” means all of the subscriber's total assets minus all of the subscriber's total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity's most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

SCHEDULE D

Form 45-106F9

Risk Acknowledgement Form of Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.
SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Debentures of the Issuer and Warrants	Issuer: Snow Lake Resources Ltd. (the “Issuer”)
Purchased from: The Issuer.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $__________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund
Snow Lake Resources Ltd. 242 Hargrave St #1700, Winnipeg, MB R3C 0V1 Canada Winnipeg, Manitoba R3B 3L3 Attention: Derek Knight, Vice President Corporate Development Email: derek@snowlakeresources.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

SCHEDULE “E”

INTERNATIONAL INVESTOR CERTIFICATE

FOR SUBSCRIBERS RESIDENT OUTSIDE OF CANADA AND THE UNITED STATES

TO:	Snow Lake Resources Ltd. (the “Company”)

The undersigned (the “Subscriber”) represents covenants and certifies to the Company that:

i.	the Subscriber (and if the Subscriber is acting as agent for a disclosed principal, such disclosed principal) is not resident in Canada or the United States or subject to applicable securities laws of Canada or the United States;

ii.	the issuance of the securities in the capital of the Corporation under this agreement (the “Securities”) by the Corporation to the Subscriber (or its disclosed principal, if any) may be effected by the Corporation without the necessity of the filing of any document with or obtaining any approval from or effecting any registration with any governmental entity or similar regulatory authority having jurisdiction over the Subscriber (or its disclosed principal, if any);

iii.	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction which would apply to this subscription, if there are any;

iv.	the issuance of the Securities to the Subscriber (and if the Subscriber is acting as agent for a disclosed principal, such disclosed principal) complies with the requirements of all applicable laws in the jurisdiction of its residence;

v.	the applicable securities laws do not require the Corporation to register the Securities, file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the international jurisdiction;

vi.	the purchase of the Securities by the Subscriber, and (if applicable) each disclosed beneficial subscriber, does not require the Corporation to become subject to regulation in the Subscriber’s or disclosed beneficial subscriber's jurisdiction, nor does it require the Corporation to attorn to the jurisdiction of any governmental authority or regulator in such jurisdiction or require any translation of documents by the Corporation;

vii.	the Subscriber will not sell, transfer or dispose of the Securities except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States securities laws; and

viii.	the Subscriber will provide such evidence of compliance with all such matters as the Corporation or its counsel may request.

The Subscriber acknowledges that the Corporation is relying on this certificate to determine the Subscriber’s suitability as a purchaser of securities of the Corporation. The Subscriber agrees that the representations, covenants and certifications contained to this certificate shall survive any issuance of Securities and warrants of the Corporation to the Subscriber.

The statements made in this Form are true and accurate as of the date hereof.

Dated and certified (if applicable), acknowledged and agreed, at _______________________ on____________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

SCHEDULE F

TERM SHEET

(See attached)

SCHEDULE G

WIRE INSTRUCTIONS

(See attached)